                                                                    Exhibit 99.3
                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:   98-ADM-1
                        The Bank of New York, as Trustee under the
                        Lehman Corporate Bond Backed
                        Class A-1 Certificates
                        CUSIP NUMBER:        219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                         June 15, 1999

INTEREST ACCOUNT
Balance as of            December 15, 1998                                                                        0
      Schedule Income received on securities....................................                            2285681
      Unscheduled Income received on securities.................................                                  0
      Schedule Interest received from Swap Counterparty.........................                                  0
      Unscheduled Interest received from Swap Counterparty......................                                  0
      Interest Received on sale of Securties....................................                                  0
LESS:

      Distribution to Beneficial Holders........................................    1605628
      Distribution to Swap Counterparty.........................................          0
      Trustee Fees..............................................................       2250
      Fees allocated for third party expenses............................               750
Balance as of                June 15, 1999                           Subtotal                                677053


PRINCIPAL ACCOUNT
Balance as of            December 15, 1998                                                                        0
      Scheduled Principal payment received on securities........................                                  0
      Principal received on sale of securities..................................                                  0
LESS:

      Distribution to Beneficial Holders........................................     677053
      Distribution to Swap Counterparty.........................................          0
Balance as of                June 15, 1999                           Subtotal                                677053
                                                                     Balance                                      0
                        UNDERLYING SECURITIES HELD AS OF June 15, 1999

Principal                                  Title of Security
Amount                                     ARCHER-DANIELS-MIDLAND CORP
           65775000                        CUSIP# : 039-483-AP7

                                                                    Exhibit 99.4


                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:        98-ADM-1
                        The Bank of New York, as Trustee under the
                        Lehman Corporate Bond Backed
                        Class A-1 Certificates
                        CUSIP NUMBER:             219-87H-AS4

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                     December 15, 1999

INTEREST ACCOUNT
Balance as of                June 15, 1999                                                                        0
      Schedule Income received on securities....................................                            2285681
      Unscheduled Income received on securities.................................                                  0
      Schedule Interest received from Swap Counterparty.........................                                  0
      Unscheduled Interest received from Swap Counterparty......................                                  0
      Interest Received on sale of Securties....................................                                  0
LESS:

      Distribution to Beneficial Holders........................................    1583624
      Distribution to Swap Counterparty.........................................          0
      Trustee Fees..............................................................       2250
      Fees allocated for third party expenses............................               750
Balance as of            December 15, 1999                           Subtotal                                699057


PRINCIPAL ACCOUNT
Balance as of                June 15, 1999                                                                        0
      Scheduled Principal payment received on securities........................                                  0
      Principal received on sale of securities..................................                                  0
LESS:

      Distribution to Beneficial Holders........................................     699057
      Distribution to Swap Counterparty.........................................          0
Balance as of            December 15, 1999                           Subtotal                                699057
                                                                     Balance                                      0
                        UNDERLYING SECURITIES HELD AS OF December 15, 1999

Principal                                  Title of Security
Amount                                     ARCHER-DANIELS-MIDLAND CORP
           65775000                        CUSIP# : 039-483-AP7


                                     - 8 -